Exhibit 99.4

Quantum-Si Day of Announcement Investor and Sell-Side Analyst Email

Good morning:

Westwicke ICR is pleased to announce the business combination of Quantum-Si Incorporated (“Quantum-Si”), a pioneer in semiconductor chip-based proteomics, and HighCape Capital Acquisition Corp. (NASDAQ: CAPA), a healthcare focused SPAC sponsored by leading healthcare growth equity investment firm HighCape Capital LP.   Attached you will find a copy of the press release detailing the transaction.  Key highlights include:

•	The transaction will merge Quantum-Si’s revolutionary, end-to-end proteomics solution, and HighCape Capital Acquisition Corp., a healthcare-focused SPAC sponsored by leading healthcare growth equity investment firm HighCape Capital LP.

•	The transaction is further supported by an oversubscribed $425 million PIPE with participation from leading institutional investors, including Foresite Capital Management, LLC, Eldridge, accounts advised by Ark Invest, Glenview Capital Management LLC, and Redmile Group LLC.

•	The pro forma equity value of the business combination is $1.460 billion, with the combined company expected to have an estimated $514 million in cash after closing.

•	QSi founder and Executive Chairman, Dr. Jonathan Rothberg, to become Executive Chairman of the combined company and will be joined on its board of directors by Kevin Rakin, Chief Executive Officer of HighCape Capital and Jim Tananbaum, MD, Founder and CEO of Foresite Capital Management, LLC

Investors may access information pertaining to the deal, including an investor webcast, on Quantum-Si’s website at https://www.quantum-si.com/investors. Please contact us with any questions.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, HighCape intends to file a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. HighCape's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Quantum-Si, HighCape, and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of HighCape as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: info@HighCapeacquisition.com.

Participants in the Solicitation

HighCape and its directors and executive officers may be deemed participants in the solicitation of proxies from HighCape's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in HighCape will be included in the proxy statement/prospectus for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Quantum-Si and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of HighCape in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. HighCape’s and Quantum Si’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, HighCape and Quantum-Si’s expectations with respect to future performance, development of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination, and the size and potential growth of current or future markets for the combined company’s future products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside HighCape’s and Quantum-Si’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be instituted against HighCape and Quantum-Si following the announcement of the business combination agreement and the transactions contemplated therein; the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of HighCape and Quantum-Si, certain regulatory approvals, or satisfy other conditions to closing in the business combination agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the transaction to fail to close; the impact of COVID-19 on Quantum-Si’s business and/or the ability of the parties to complete the proposed business combination; the inability to obtain or maintain the listing of the combined company’s shares of Class A common stock on Nasdaq following the proposed business combination; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Quantum-Si to grow and manage growth profitably and retain its key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the ability of the combined company to raise financing in the future; the success, cost and timing of Quantum-Si’s and the combined company’s product development activities; the potential attributes and benefits of Quantum-Si’s and the combined company’s products and services; Quantum-Si’s and the combined company’s ability to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; Quantum-Si’s and the combined company’s ability to identify, in-license or acquire additional technology; Quantum-Si’s and the combined company’s ability to maintain Quantum-Si’s existing license, manufacture and supply agreements ; Quantum-Si’s and the combined company’s ability to compete with other companies currently marketing or engaged in the development of products and services that Quantum-Si is developing; the size and growth potential of the markets for Quantum-Si’s and the combined company’s future products and services, and each of their ability to serve those markets, either alone or in partnership with others; the pricing of Quantum-Si’s and the combined company’s products and services following anticipated commercial launch; Quantum-Si’s and the combined company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; Quantum-Si’s and the combined company’s financial performance; and other risks and uncertainties indicated from time to time in the final prospectus of HighCape for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in HighCape’s other filings with the SEC. HighCape and Quantum-Si caution that the foregoing list of factors is not exclusive. HighCape and Quantum-Si caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. HighCape and Quantum-Si do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.